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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2015

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431
1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2015, Ms. Deborah Butler and Ms. Myrna Soto were elected to the Boards of Directors (“Boards”) of CMS Energy Corporation (“CMS Energy”) and its principal subsidiary, Consumers Energy Company (“Consumers Energy”). Ms. Butler has been appointed to serve on the Compensation and Human Resources and Finance Committees of the Boards and Ms. Soto has been appointed to serve on the Audit and Governance and Public Responsibility Committees of the Boards

Prior to their elections, and pursuant to CMS Energy’s and Consumers Energy’s Bylaws, each of the Boards increased its authorized membership from eleven to thirteen members. This increase in the size of each of the Boards and the elections of Ms. Butler and Ms. Soto to fill the newly created director positions are a part of ongoing succession planning by the Boards.

Ms. Butler is the executive vice president of planning and chief information officer of Norfolk Southern Corporation. Ms. Soto is the senior vice president and chief infrastructure and information security officer of Comcast Corporation.

Ms. Butler and Ms. Soto have no prior relationships with CMS Energy or Consumers Energy and there are no arrangements or understandings between either Ms. Butler or Ms. Soto and CMS Energy or Consumers Energy pursuant to which Ms. Butler and Ms. Soto were elected as directors.

In connection with their elections to the Boards, Ms. Butler and Ms. Soto will each enter into Director Indemnification Agreements with CMS Energy and Consumers Energy, effective January 22, 2015. In connection with their elections to the CMS Energy Board, Ms. Butler and Ms. Soto will each receive a restricted stock grant, in a pro-rata amount of the annual restricted stock grant provided to non-employee directors, effective on January 22, 2015, and such restricted shares will vest 100% three years from the original grant date. Going forward, Ms. Butler and Ms. Soto will each receive director compensation as described in the proxy statement for CMS Energy’s Annual Meeting of Shareholders held on May 16, 2014 and in accordance with the CMS Energy Performance Incentive Stock Plan, which descriptions are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 CMS Energy News Release dated January 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: January 22, 2015	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President and
Corporate Secretary

CONSUMERS ENERGY COMPANY

Dated: January 22, 2015	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President and
Corporate Secretary

99.1 CMS Energy News Release dated January 22, 2015